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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Derma Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (04-05)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

DERMA SCIENCES, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

and

PROXY STATEMENT

214 Carnegie Center
Suite 300
Princeton, New Jersey 08540

December 28, 2007

DERMA SCIENCES, INC.
214 Carnegie Center, Suite 300
Princeton, NJ 08540
(609) 514-4744

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

December 28, 2007

To the Shareholders:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Derma Sciences, Inc., a Pennsylvania corporation (the “Company”), will be held on December 28, 2007, at 10:00 a.m., at the offices of the Company, 214 Carnegie Center, Suite 300, Princeton, New Jersey, for the following purposes:

1.	To consider and vote upon the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 150,000,000; and

2.	To transact such other business as may properly come before the meeting and all adjournments thereof.

        Only shareholders of record at the close of business on November 23, 2007, the record date and time fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

        The Board of Directors unanimously recommends that shareholders vote “FOR” the proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock to 150,000,000.

        You are cordially invited to attend the meeting. Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented. Accordingly, WE URGE YOU TO COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. If you attend the Special Meeting and wish to vote in person, you may withdraw your proxy at that time.

By Order of the Board of Directors,

EDWARD J. QUILTY Chairman of the Board

DERMA SCIENCES, INC.
214 Carnegie Center, Suite 300
Princeton, NJ 08540
(609) 514-4744

_________________

PROXY STATEMENT

_________________

        This statement is furnished by the Board of Directors of Derma Sciences, Inc. (the “Company”) in connection with the Board’s solicitation of proxies for use at a Special Meeting of Shareholders (the “Meeting”) to be held at 10:00 a.m. on Friday, December 28, 2007, at the offices of the Company, 214 Carnegie Center, Suite 300, Princeton, New Jersey, 08540, and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

        If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for amendment of the Company’s Articles of Incorporation to increase the authorized shares of Common Stock to 150,000,000. The Board knows of no matters which are to be presented for consideration at the Meeting other than those specifically described in the Notice of Special Meeting of Shareholders, but if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

        A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the above address or by delivery of a proxy bearing a later date. Any shareholder may attend the Meeting and vote in person whether or not a Proxy was previously submitted.

        The close of business on November 23, 2007, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, the Company had 33,829,755 shares of Common Stock, 150,003 shares of Series A Convertible Preferred Stock, 440,003 shares of Series B Convertible Preferred Stock, 619,055 shares of Series C Convertible Preferred Stock and 1,071,346 shares of Series D Convertible Preferred Stock outstanding and entitled to vote. The foregoing shares of Common and Preferred Stock (collectively, “Shares”) are the only voting securities of the Company.

        The presence at the Meeting, in person or by proxy, of the holders of 18,055,082 Shares (a majority of the aggregate number of shares of Common Stock and Preferred Stock issued and outstanding and entitled to vote as of the Record Date) is necessary to constitute a quorum to transact business. Proxies marked “Abstain” and broker proxies that have not voted on a particular proposal (“Broker Non-Votes”), if any, will be counted in determining the presence of a quorum. Each holder of Common Stock and Preferred Stock as of the Record Date is entitled to one vote per Share.

        Adoption of Proposal No. 1 requires the affirmative vote of a majority of the total number of shares of the Common Stock and Preferred Stock represented and entitled to vote at the Meeting, voting together as a single class. In determining whether the Proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as votes against the proposal, and broker non-votes, if any, will have no effect on the votes for the proposal.

        The expense of solicitation will be borne by the Company. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communications by officers or other representatives of the Company. The Company will also reimburse brokers or other persons holding shares in their names or in the names of their nominees for reasonable out-of-pocket expenses in connection with forwarding Proxies and proxy materials to the beneficial owners of such shares.

1

        It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about December 1, 2007.

PROPOSAL 1 – AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
SHARES OF AUTHORIZED COMMON STOCK

        Under the Company’s Amended and Restated Articles of Incorporation, the Company is authorized to issue up to 50,000,000 shares of Common Stock, par value $.01 per share. The Company’s Board of Directors has approved an amendment to the Articles of Incorporation that increases the maximum number of authorized shares of the Company’s Common Stock by 100,000,000 shares to a total of 150,000,000 shares (“Common Stock Amendment”) and has recommended that the Company’s shareholders approve the Common Stock Amendment. If the Company’s shareholders do not approve the Common Stock Amendment, then the number of authorized shares of the Company’s Common Stock will remain at 50,000,000.

        The purpose of the proposed Common Stock Amendment is to provide sufficient shares for corporate purposes including the exercise of stock options that have been granted to certain present and former officers, employees, directors and advisors of the Company, possible future acquisitions, stock splits and other corporate purposes. Once authorized, the additional shares of the Company’s Common Stock may be issued by the Company’s Board of Directors without further action by the Company’s shareholders unless such action is required by law or applicable stock exchange requirements. If the Common Stock Amendment is not approved by the Company’s shareholders, the Company will examine other means to ensure that sufficient shares of Common Stock are available for the purposes enumerated above. These means could include the reverse split of the Company’s Common Stock or the redesignation of previously authorized Preferred Stock as Common Stock.

        The proposed amendment to the Company’s Amended and Restated Articles of Incorporation is attached hereto as Appendix A.

        The Board of Directors unanimously recommends that shareholders vote “FOR” approval of the Amendment of the Company’s Articles of Incorporation to increase the shares of authorized Common Stock to 150,000,000.

2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of November 20, 2007 certain information regarding the beneficial ownership of shares of the Company’s Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each officer of the Company, and (iv) all directors and officers of the Company as a group:

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (17)	Percent Beneficially Owned (17)

LB I Group Inc. (2)	6,428,560	19.00%
Galen III Partnerships (3)	4,379,997	12.13%
Comvita New Zealand Limited (4)	4,083,330	11.92%
Panacea Fund, LLC (5)	2,142,860	6.33%
Edward J. Quilty (6)	1,142,989	3.31%
Stephen T. Wills, CPA, MST (7)	540,418	1.58%
James T. O'Brien (8)	470,350	1.38%
John E. Yetter, CPA (9)	420,000	1.23%
Srini Conjeevaram (10)	395,750	1.16%
C. Richard Stafford, Esq. (11)	393,750	1.15%
Robert C. Cole (12)	375,000	1.10%
Frederic Eigner (13)	240,625	0.71%
Barry J. Wolfenson (14)	178,750	0.53%
Robert G. Moussa (15)	128,750	0.38%
All directors and officers as a group (12 persons) (16)	8,666,379	24.66%

_________________

(1)	Except as otherwise noted, the address of each of the persons listed is: 214 Carnegie Center, Suite 300, Princeton, New Jersey 08540.

(2)

LB I Group Inc. can be reached at: 399 Park Avenue, 9th Floor, New York, NY 10022. Ownership consists of: 6,428,560 shares of Common Stock. In addition to the securities utilized in calculating beneficial ownership, LB I Group Inc. owns 1,607,140 Class J Warrants that become exercisable on June 1, 2008.

(3)

The Galen III Partnerships can be reached at: 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901. Includes shares owned by Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. Ownership consists of: 2,114,175 shares of Common Stock, 125,003 shares of Class A Convertible Preferred Stock (“Class A Preferred”), 416,668 shares of Class B Convertible Preferred Stock (“Class B Preferred”), 619,055 shares of Class C Convertible Preferred Stock (“Class C Preferred”), 1,071,346 shares of Class D Convertible Preferred Stock (“Class D Preferred”) and exercisable options to purchase 33,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007. Bruce F. Wesson, a director of the Company, is a General Partner of the Galen III Partnerships.

(4)	Comvita New Zealand Limited can be reached at: Wilson Road South, Paengaroa, Private Bag 1, Te Puke, New Zealand. Ownership consists of: 3,666,664 shares of Common Stock and 416,666 Class H Warrants.

(5)

Panacea Fund, LLC can be reached at: 191 North Wacker Drive, Suite 1500, Chicago, IL 60606. Ownership consists of: 2,142,860 shares of Common Stock. In addition to the securities utilized in calculating beneficial ownership, Panacea Fund, LLC owns 535,715 Class J Warrants that become exercisable on June 1, 2008.

(6)

Edward J. Quilty’s ownership consists of: 385,684 shares of Common Stock, 50,000 Class G Warrants and exercisable options to purchase 707,305 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(7)

Stephen T. Wills’ ownership consists of: 119,668 shares of Common Stock and exercisable options to purchase 420,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(8)

James T. O’Brien’s ownership consists of: 81,600 shares of Common Stock, 40,000 Class G Warrants and exercisable options to purchase 348,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

3

(9)

John E. Yetter’s ownership consists of: 40,000 shares of Common Stock and exercisable options to purchase 380,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(10)

Srini Conjeevaram can be reached at: SC Capital Management, LLC, 712 Fifth Avenue, 11th Floor, New York, New York 10019. Ownership consists of: exercisable options to purchase 395,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(11)

C. Richard Stafford’s ownership consists of: 35,000 shares of Common Stock, 35,000 Class G Warrants and exercisable options to purchase 323,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(12)

Robert C. Cole’s ownership consists of: 25,000 shares of Common Stock, 15,000 Class G Warrants and exercisable options to purchase 335,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(13)

Frederic Eigner’s ownership consists of: exercisable options to purchase 240,625 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(14)

Barry J. Wolfenson’s ownership consists of: 20,000 shares of Common Stock and exercisable options to purchase 138,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(15)

Robert G. Moussa can be reached at: 2115 Imperial G.C. Boulevard, Naples, Florida 34110. Ownership consists of: 15,000 shares of Common Stock and exercisable options to purchase 113,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of November 20, 2007.

(16)

Ownership consists of: Common Stock, Class A Preferred, Class B Preferred, Class C Preferred, Class D Preferred, Class G Warrants and options currently exercisable and exercisable within 60 days of November 20, 2007 to purchase shares of Common Stock.

(17)

The number of shares beneficially owned and the percent beneficially owned by each entity or individual assume the exercise of all exercisable options (including those that would be exercisable within 60 days of November 20, 2007), the exercise of all exercisable warrants and the conversion into Common Stock of all Convertible Preferred Stock owned by such entity or individual. The percent beneficially owned is a fraction the numerator of which is the number of shares of Common Stock beneficially owned by each entity or individual and the denominator of which is the number of outstanding shares of Common Stock plus the number of shares of Common Stock which would be issued upon exercise by the subject entity or individual of its/his/her own options and warrants and the conversion into Common Stock of its/his/her own Convertible Preferred Stock. This method of computing the percent beneficially owned results in the aggregate ownership percentages of all owners exceeding 100%.

OTHER BUSINESS

        Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting it is intended that the persons named in the accompanying proxy will vote at their discretion.

By Order of the Board of Directors,

Edward J. Quilty, Chairman

December 1, 2007

4

APPENDIX A

Microfilm Number _______________

Entity Number __________________

__________________
Secretary of the Commonwealth

ARTICLES OF AMENDMENT- DOMESTIC BUSINESS CORPORATION
DSCB:15-1915 (Rev 89)

        In compliance with the requirements of 15 Pa.C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.	The name of the corporation is: Derma Sciences, Inc.

2.

The (a) address of this corporation’s current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)	2 Fox Chase Drive	Hershey	PA	17033	Dauphin
	Number and Street	City	State	Zip	County

(b)
	Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The statute by or under which it was incorporated is: 15 Pa.C.S. Section 101 et seq.

4.	The original date of its incorporation is: March 28, 1996

5.	(Check, and if appropriate complete, one of the following):

X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___ The amendment shall be effective on: ______________________________________________

6.	(Check one of the following):

X The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. § 1941(a) and (b).

___ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914 (c).

7.	(Check, and if appropriate complete, one of the following):

___ The amendment adopted by the corporation, set forth in full, is as follows:

X The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

DSCB:15-1915 (Rev 89)-2

8.	(Check if the amendment restates the Articles):

___ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

        IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 28th day of December, 2007.

DERMA SCIENCES, INC.
By:
John E. Yetter, CPA Vice President and Chief Financial Officer

ARTICLES OF AMENDMENT

EXHIBIT A

Article 3 of the Articles of Incorporation of the corporation are amended in their entirety to read as follows:

3.	The classes and number of shares which the corporation shall have the authority to issue is:

(a)	Common Stock. 150,000,000 shares of common stock.

(b)	Preferred Stock. 11,750,000 shares of preferred stock with such designations, voting rights, preferences, limitations and special rights as the board of directors may direct.

[FORM OF PROXY CARD]

DERMA SCIENCES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Special Meeting of Shareholders to be held on December 28, 2007

The undersigned hereby constitutes and appoints Edward J. Quilty, with full power of substitution, as proxy of the undersigned to vote all of the shares of Derma Sciences, Inc. that the undersigned may be entitled to vote at the Special Meeting of Shareholders of Derma Sciences, Inc. to be held at the offices of the Company, 214 Carnegie Center, Suite 300, Princeton, New Jersey on December 28, 2007, at 10:00 a.m., and any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement as specified below.

The Board of Directors recommends a vote “FOR” the following:

1.	AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000:

 FOR	 AGAINST	 ABSTAIN

2.	DISCRETIONARY AUTHORITY:

In his discretion, the proxy is authorized to vote upon such other matters as may come before the meeting and any adjournments thereof.

 FOR	 AGAINST	 ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE MEETING AND THE PROXY STATEMENT. The undersigned also hereby ratifies all that the proxy named herein may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the undersigned’s name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

________________________________	_____________________
Signature of Shareholder	Date

________________________________	_____________________
Signature of Co-Owner	Date

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as your name appears in the address at the left. If shares are registered in more than one name, all owners should sign. If you are signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer or officers. If a partnership, please sign in partnership name by an authorized person.

I/WE PLAN TO ATTEND THE MEETING	☐